Exhibit 99.2
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	RHI ENTERTAINMENT, INC., et al.	Case No.	10-16536 (Jointly Administered)
	Debtor	Reporting Period:	February 1, 2011 to February 28, 2011

		Federal Tax I.D. #	36-4614616
CORPORATE MONTHLY OPERATING REPORT

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements		X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post-petition Debts	MOR-4	X
Listing of Aged Accounts Payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Taxes Reconciliation and Aging	MOR-5		X
Payments to Insiders and Professional	MOR-6	X
Post Petition Status of Secured Notes, Leases Payable	MOR-6		X
Debtor Questionnaire	MOR-7	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Michael Scarpelli	Date: March 22, 2011

Michael Scarpelli
Executive Vice President, Finance
FORM MOR
2/2008

In re	RHI ENTERTAINMENT, INC., et al.	Case No.	10-16536 (Jointly Administered)
	Debtor	Reporting Period:	February 1, 2011 to February 28, 2011
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS
					CURRENT MONTH
					ACTUAL (TOTAL OF
ACCOUNT NUMBER (LAST 4)	OPER	PAYROLL	TAX	OTHER	ALL ACCOUNTS)
CASH FEBRUARY 1, 2011	$9,328,428	$434,778		$693,839	$10,457,045
RECEIPTS
CASH SALES					—
ACCOUNTS RECEIVABLE	2,211,264				2,211,264
INTERBANK TRANSFERS	2,402,089	788,004		153,604	3,343,697
SALE OF ASSETS					—
OTHER (ATTACH LIST)					—
TRANSFERS (FROM DIP ACCTS)					—
TOTAL RECEIPTS	4,613,353	788,004		153,604	5,554,961
DISBURSEMENTS
NET PAYROLL		396,883		5,267	402,151
PAYROLL TAXES		291,863			291,863
ACCOUNT SERVICE FEES		2,310			2,310
ASSIGNED RECEIVABLES					—
DEVELOPMENT COSTS	19,808				19,808
SECURED/ RENTAL/ LEASES	289,647				289,647
INSURANCE					—
HEALTH INSURANCE	1,972			90,100	92,072
ADMINISTRATIVE	259,375			34,474	293,849
SELLING	1,313,753				1,313,753
SALARIES	60,987	122,504			183,491
RESIDUALS					—
RESTRUCTURING	475,864				475,864
INTERBANK TRANSFERS	3,343,697				3,343,697
PROFESSIONAL FEES	67,291			962	68,253
RIGHTS BUY BACK					—
U.S. TRUSTEE QUARTERLY FEES					—
COURT COSTS					—
TOTAL DISBURSEMENTS	5,832,394	813,560		130,803	6,776,757

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(1,219,040)	(25,557)		22,801	(1,221,796)

CASH — FEBRUARY 28, 2011	$8,109,387	$409,222		$716,640	$9,235,249

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS	$6,776,757
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	(3,343,697)
LESS: NON-DEBTOR DISBURSEMENTS (RHI ENTERTAINMENT LIMITED)	(28,253)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$3,404,807
FORM MOR-1
2/2008

RHI ENTERTAINMENT, INC., AND RELATED CASES.

Case Number	Debtor	Disbursements:
081-10-16536	RHI ENTERTAINMENT, INC.,	$0.00
081-10-16537	RHI ENTERTAINMENT, LLC	$2,904,461.35
081-10-16538	RHIE HOLDINGS INC.,	$0.00
081-10-16541	RHI ENTERTAINMENT HOLDINGS II,	$0.00
081-10-16549	RHI ENTERTAINMENT DISTRIBUTION	$0.00
081-10-16550	RHI INTERNATIONAL DISTRIBUTION	$491,396.93
081-10-16551	RHI ENTERTAINMENT PRODUCTIONS,	$0.00
081-10-16552	HE PRO TUNES, INC.,	$0.00
081-10-16553	HEGOA INC.,	$0.00
081-10-16554	HEP MUSIC, INC.	$0.00
081-10-16555	HEP SS MUSIC INC.,	$0.00
081-10-16556	DON QUIXOTE, INC.,	$0.00
081-10-16557	INDEPENDENT PROJECTS, INC.,	$0.00
081-10-16558	LIBRARY STORAGE, INC.,	$8,948.70
081-10-16560	METROPOLITAN PRODUCTIONS, INC.	$0.00
081-10-16561	NGP HOLDING, INC.,	$0.00
081-10-16562	SLB PRODUCTIONS, INC.,	$0.00
	GRAND TOTALS:	$3,404,806.98

In re	RHI ENTERTAINMENT, INC., et al.	Case No.	10-16536 (Jointly Administered)
	Debtor	Reporting Period:	February 1, 2011 to February 28, 2011
BANK RECONCILIATIONS

					February 28, 2011
					Outstanding
Debtor	Description	Bank	Acct	Balance per Bank	Cks/Cash on Hand	Balance per G/L
RHI Entertainment, LLC	Operating Account	Chase	314-006591	$6,795,862	$192,303	$6,603,659
RHI Entertainment, LLC	LockBox Account	Chase	324-330332	—	—	—
RHI Entertainment, LLC	Performax	Chase	323-410537	155,126	—	155,126
RHI Entertainment, LLC	American Express CD	Amex Centurion Bank	10111508	400,000	—	400,000
RHI Entertainment, LLC	Petty Cash	Chase	304-671096	5,000	5,000	10,000
RHI Distribution, Inc.	Operating Account	Chase	304-689254	392,430	26,333	366,096
RHI Distribution, Inc.	LockBox	Chase	304-689211	—	—	—
RHI Distribution, Inc.	Phantom Racer	Chase	921-248589	135,576	—	135,576
RHI Entertainment, LLC	Payroll	Chase	323-047165	409,221	—	409,221
Library Storage, Inc.	Operating Account	Chase	799-760632	11,778	8,949	2,830
RHI Entertainment, Inc.	Operating Account	Chase	758-684120	1,137,802	—	1,137,802

						$9,220,309

				Plus: Petty Cash		$250
			Plus: Non-Debtor (RHI Entertainment Limited) Cash			14,690

				Cash per Balance Sheet at 2/28/11		$9,235,249

Note:
All of the Debtor’s bank account reconciliations have been performed and are current. Copies of the reconciliations are available upon request.

In re	RHI ENTERTAINMENT, INC., et al.	Case No.	10-16536 (Jointly Administered)
	Debtor	Reporting Period:	February 1, 2011 to February 28, 2011
RHI Entertainment, Inc.
Statement of Operations
(Dollars in thousands)

	For the Month Ended	For the Two Months
	February 28, 2011	Ended February 28, 2011
Revenues
Production Revenue	$—	$—
Library Revenue	986	3,458

Total Revenue	986	3,458

Cost of Sales	708	2,207

Gross Profit	278	1,251

Other costs and expenses
Selling, general and administrative	1,643	5,437
Amortization of Intangible Assets	—	45

Loss from operations	(1,365)	(4,231)

Other expense:
Interest expense, net	85	153
Reorganization Items	(600)	(1,022)
Other expense, net	17	119

Loss before income taxes	(1,863)	(4,981)

Income tax benefit (expense)	(8)	(20)

Net Loss	$(1,871)	$(5,001)

FORM MOR-2
2/2008

In re	RHI ENTERTAINMENT, INC., et al.	Case No.	10-16536 (Jointly Administered)
	Debtor	Reporting Period:	February 1, 2011 to February 28, 2011
RHI Entertainment, Inc.
Balance Sheet
(Dollars in thousands)

February 28, 2011
ASSETS:
Cash	$9,235
Accounts receivable, net	27,165
Film production costs, net	445,776
Prepaid and other assets, net	13,536

TOTAL ASSETS	$495,712

LIABILITIES:
LIABILITIES NOT SUBJECT TO COMPROMISE:
Accounts payable and accrued liabilities	$1,823
Accrued film production costs	594
Deferred revenue	10,554

Total Liabilities not subject to compromise:	12,971

Total Liabilities subject to compromise:	824,954

TOTAL LIABILITIES	$837,925

STOCKHOLDERS EQUITY:
Common Stock	$234
APIC	54,942
Retained Earnings	(397,389)

Total Stockholders Equity	(342,213)

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$495,712

FORM MOR-3
2/2008

In re	RHI ENTERTAINMENT, INC., et al.	Case No.	10-16536 (Jointly Administered)
	Debtor	Reporting Period:	February 1, 2011 to February 28, 2011
SUMMARY OF UNPAID POST-PETITION DEBTS
The Debtors have paid and are paying all undisputed postpetition taxes as they come due.
The Debtors have paid and are paying prepetition taxes in accordance with the Order Authorizing the Debtors to Remit and Pay Sales, Use, Franchise and Other Taxes and Certain Other Government Fees and Charges which was approved on February 7, 2011.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable - 2/28/11	$44,478	$17,005	$2,851	$241	$—	$64,574
The Debtors are paying all undisputed amounts that come due on a postpetition basis in the ordinary course of business.
The Debtors have sufficient cash to pay their postpetition obligations in the ordinary course as they come due.
FORM MOR-4
2/2008

In re	RHI ENTERTAINMENT, INC., et al.	Case No.	10-16536 (Jointly Administered)
	Debtor	Reporting Period:	February 1, 2011 to February 28, 2011
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Aging
Future (not yet due)	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
$ 35,924,897	$83,712	$1,662,622	$4,174,411	$1,786,450	$43,632,092
Less Amount Considered Uncollectible					(14,020,721)
Adjustment for Present Value and Foreign Currency Exchange					(2,446,384)

Net Accounts per 2/28/11 balance sheet					$27,164,987

In re	RHI ENTERTAINMENT, INC., et al.	Case No.	10-16536 (Jointly Administered)
	Debtor	Reporting Period:	February 1, 2011 to February 28, 2011
PAYMENTS TO INSIDERS AND PROFESSIONALS

PAYMENTS TO INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Block, Alan	Compensation	$10,917	$27,292
DeGrazia, Martin	Compensation	26,923	67,308
Halmi, Robert JR	Compensation	92,308	230,769
Halmi, Robert SR	Compensation	7,692	19,231
Hoberman, Henry	Compensation	53,846	134,615
Marando, Maria	Compensation	4,923	12,308
Ringler, Jeffrey	Compensation	18,462	46,154
Scarpelli, Michael	Compensation	26,923	67,308
Smith, Beverly J.	Compensation	4,687	11,718
vonGal, Peter	Compensation	67,308	168,269
Zapakin, Alan	Compensation	25,200	63,000
TOTAL PAYMENTS TO INSIDERS		$339,188	$847,971

PAYMENTS TO PROFESSIONALS
	DATE OF COURT
	ORDER
	AUTHORIZING			TOTAL INCURRED &
NAME	PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE	UNPAID*
Morgan, Lewis & Bockius LLP	1/11/2011	$212,443	$379,692	$—
Conway, DelGenio, Gries & Co LLC	1/11/2011	175,000	350,010	—
FTI Consulting	1/11/2011	64,942	115,642	—
Ropes & Gray	1/11/2011	23,479	23,479	—

TOTAL PAYMENTS TO PROFESSIONALS		$475,864	$868,824	$—
In the schedule of payments to professionals, the Debtors have not included amounts paid to or incurred by Ordinary Course Professionals.
FORM MOR-6
2/2008

In re	RHI ENTERTAINMENT, INC., et al.	Case No.	10-16536 (Jointly Administered)
	Debtor	Reporting Period:	February 1, 2011 to February 28, 2011
DEBTOR QUESTIONNAIRE

Must Be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation
	of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?	X*
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X**
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X***
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	Pursuant to certain settlements and stipulations approved by the Bankruptcy Court, the Debtors have transferred certain property and rights related thereto to various third parties.

**	The Debtors made certain payments in connection with pre-petition amounts due to critical, foreign and priority vendors in accordance with the Final Order Granting the Debtors Authority to Pay and Honor Prepetition Claims of Certain Critical, Priority and Foreign Vendors and Granting Certain Related Relief, which was approved by the Bankruptcy Court on January 11, 2011

***	The Debtors have paid and are paying prepetition taxes in accordance with the Order Authorizing the Debtors to Remit and Pay Sales, Use, Franchise and Other Taxes and Certain Other Government Fees and Charges which was approved on January 11, 2011.
FORM MOR-7
2/2008